UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                      1-10434                13-1726769
 (State or other jurisdiction of      (Commission File          (IRS Employer
          incorporation)                   Number)           Identification No.)



                Pleasantville, New York                    10570-7000
     (Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                 (914) 238-1000


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14a-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c)
      under the Exchange Act (17 CFR 240.13e-4(c))


                                                 Page 1 of 6 pages.



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SECTION 2. FINANCIAL INFORMATION

ITEM 2.02. Results of Operations and Financial Condition.

      Furnished herewith is the following:

      The Reader's Digest Association, Inc.'s news release, issued on September 9, 2004, relating to accounting for deferred magazine promotion costs and updated fiscal 2004 results of operations and financial condition. (Exhibit 99.1)


SECTION 7. REGULATION FD

ITEM 7.01. Regulation FD Disclosure.

      Furnished herewith is the following:

      The Reader's Digest Association, Inc.'s news release, issued on September 9, 2004, relating to accounting for deferred magazine promotion costs and updated fiscal 2004 results of operations and financial condition. (Exhibit 99.1)


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  Financial Statements and Exhibits.

(c)   Exhibits

           Furnished herewith is the following:

           Number                   Description

            99.1 The Reader's Digest Association, Inc.'s news release, issued on September 9, 2004, relating to accounting for deferred magazine promotion costs and updated fiscal 2004 results of operations and financial condition.



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                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                         (Registrant)


Date:  September 9, 2004
                                          /s/  MICHAEL S. GELTZEILER
                                               Michael S. Geltzeiler
                               Senior Vice President and Chief Financial Officer



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                           EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The Reader's Digest Association, Inc.'s news release, issued on September 9, 2004, relating to accounting for deferred magazine promotion costs and updated fiscal 2004 results of operations and financial condition.